
Take good care about yourself

Yippi 在 2020 年的下半策划

Yippi planning for second half of 2020

01

Forward-Looking Statement

Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical fact (including, but not limited to, statements to the effect that Toga Limited, Eostre or its management (the "Company") "anticipates," "plans," "estimates," "expects," or "believes," or the negative of these terms and other similar expressions) should be considered forward-looking statements, including, without limitation, statements regarding the Company's guidance, outlook, growth, opportunities and long-term strategy. These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this release. These risks and uncertainties include, without limitation, risks associated with the impact of the COVID-19 pandemic; the Company's ability to execute on its long-term strategy; the Company's ability to successfully compete in its intensely competitive industry; the Company's ability to manage its growth; the Company's ability to maintain or improve its operating margins; the Company's ability to identify and react to trends in consumer preferences; product supply disruptions; general economic conditions; accounting standard changes; and other factors as set forth from time to time in the Company's Securities and Exchange Commission filings, including, without limitation, the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company intends these forward-looking statements to speak only as of the time of this Presentation and does not undertake to update or revise them as more information becomes available, except as required by law.

01

最初的 Yippi

The initial of Yippi

01

最初的 Yippi
(The initial of Yippi)

- 复制其他的平台 - (Duplication of other platform)
- 根据其他平台所拥有的功能去开发 - (Develop features according to other platform)
- 形成了很多不一致的界面 - (Caused a lot inconsistent interface)
- 没有自己独特的技术 - (Lack of unique technology)
- 没有自己的研发和技术团队 - (Lack of RnD & Technical Crew)

01

如今的 Yippi

Current Yippi

02

如今的 Yippi
(Current Yippi)

- 建立了自己的研发和技术团队
  (Setup own RnD & Technical Crew)

- 在 2019年7月，一个自主研发的 Yippi - 就此诞生了
  (In July 2019, a total independent development of Yippi is borned)

- 拥有自己独特的技术 **“T-RT”**
  (Owned unique technology, the **“T-RT”**)

- 更多属于自己的独特功能
  (More unique features)

- 在马来西亚的吉隆坡, 滨城和印尼的雅加达成立了研发中心
  (Setup RnD center in Kuala Lumpur, Penang & Jakarta)

01

2020 Yippi 下半年策划

Yippi Planning for second half of 2020

03

2020 Yippi 下半年策划
(Yippi Planning for second half of 2020

- 继续加强技术团队
  (Consistently strengthen technical crew)

- 在世界各地聘请更多有潜质的技术人员
  (Hire more potential technical person around the world)

- 研究和开发更多属于自己的科技资产
  (Research and develop more own technology assets)

- 第二就是加强运用 AI 技术
  (Follow up by strengthening the utilisation of AI technology)

05 AI

- 首先，我们会把 AI 技术介入到动态板块，
  (Firstly, we plan to involve AI technology into dynamic sector)

- 让更多您感兴趣的相关内容呈现在你的动态页面里
  (More relevant feeds you are interested to appear in dynamic page)

- 可以大大减少目前动态内容重复问题
  (Reduction of feeds to appear repeatedly)

- 除了可以帮助内容呈现，也会大大提高内容搜索的准确度
  (Besides of helping content presentation, it will also improve the accuracy of content search)

- 第二，透过 AI 实现用户分析
  (Secondly, perform user analysis with AI)

- 开发订阅用户分析功能给商家，或网红
  (Develop subscription user analysis function to merchants, or influencers)

- 让商家有效的去了解和分析用户有兴趣的动态内容
  (Let businesses effectively understand and analyze the content that users are interested in)

05

AI

- 第三 - AI 人脸识别
- (Thirdly - AI Face Recognition)

- 透过人脸识别做实名认证
  (Undergoing KYC with face recognition)

- 提高实名认证准确性
  (Improve KYC accuracy)

- 帮助提升审核效率
  (Improve KYC efficiency)



05

AI

- 第四 - AI 翻译
(- Fourthly - AI Translation)

- Yippi 已经实现了无语言障碍沟通在通讯板块
  (Yippi have achieved to eliminate language barrier)

- 把 AI 翻译介入到动态板块里
  (Input AI translation to dynamic sector)

- 直播间显示字幕翻译
  (Translated subtitle to shown while watching live)

- 实现真正无语言障碍的一个社交聊天软件
  (Complete a real non-language barrier social media application)

05 缓存 (cache)

-缓存
- Cache

- 随着用户的数量和访问量越来越大，我们的应用服务器和数据库服务器所做的计算也越来越多。但是往往我们的应用服务器资源是有限的，数据库每秒能接受的请求次数也是有限的

(With more user logging in, our application server and database server are getting heavier burden. Unfortunately there is always a limit on the resources to support, data server also have its limitation to accommodate the users)

- 一个有效的方法就是引入缓存，打破标准流程，在每个请求环节里面从缓存中直接获取目标数据的返回，

(A best solution is to implement “Cache”, break the standard process, get the return of the target data directly from the cache in each request)

- 这样能有效减少计算数量，以及提升响应速度，让有限的资源，能服务更多的用户

(This will reduce the quantity engaging the server directly, improving responding speed, allowing the limited resources to accommodate for users)

05

缓存
(Cache)

缓存（Cache）在Yippi实现了什么呢？
(How Cache implementation benefit Yippi?)

- 提升服务器速度
  (Increase server speed)

- 提升加载速度
- (Improve loading speed)

- 然后用户能够得到更好的浏览体验
  (Ultimately, users can enjoy better browsing experience)

01

2020 Yippi 下半新功能

Yippi New Features for second half of 2020

05

新功能
(New Features)

1. 群聊直播间
(1. Live Group Chat Room)

- 在群聊打开直播间
  (Open live in group chat)
- 可以设定什么人可以进入你的直播间
  (Preset of which category of individual may join live)
- 适合使用场景有收费教学用途，私密会议
  (Suitable when course or lecturing involved fees, or private meeting)
- 符合各国标准，避免用户进行不合法行为
  (Aligned with international standard, avoid user misused for illegal activity
- 检黄，涉政治，等等的 AI 技术
  (Scanning of Pornographic, political related, and more AI technology)


12:14
Jennifer X Christine


12:19
Jennifer X Christine

05

新功能
(New Features)

2. 美颜相机 PTA
(2. Beauty Camera PTA)

- 美颜相机里面的一个新功能
  (A new feature in beauty camera)

- 用户上传或者拍摄一张真人面照片，一键生成3D虚拟形象
  (User to upload or capture individual face photo, a on button will compose a 3D animated photo)

- 使用场景我们会包括拍照，拍小视频，直播间，和即将开发的小游戏，让 PTA 形成一个在小游戏里面的游戏角色）
  (Available while taking photos, recording short videos, live, and making PTA a character of upcoming mini games)




Une femme
like me
GIME

05

新功能
(New Features)

3. 小视频板块
(3. Short Videos Sector)

- 使用 YIPPI 美颜相机拍摄小视屏
  (Recording short videos with Yippi Beauty camera)

- 拍摄和直接上传到小视屏板块
  (Upload to short videos sector after recording)

- 用户将可以更加容易搜索以及看到其他用户分享的小视屏在我们的平台里面
  (User can search and watch short videos recorded by other user easily in Yippi platform)



11

新功能
(New Features)

4. 公众号
(4. Public Account)



- 开发公众号给 Yippi 商业号
  (Develop public account for Yippi Business Account)

- 让商业号分享信息并且将它传播给更多用户
  (For businesses to share information and spread it to more users)

- 公众号的用途，不仅仅能够推送信息给熟人熟人，更多的是和你完全没有过交流过用户，或者没有关注你的用户
  (Public account function as not only spreading news to the familiar, but also more users which have not been interacted before, even those have never followed your account)

- 提供个特别添加功能，可以一键发送群发消息给关注用户
  (Additional feature to allow spreading news or information to user with just 1 click)

05

新功能 (New Features)

5. 故事动态 (Story)

- 故事动态是一个向关注者广播您的照片和视频板块
  (Story is where photos or videos published to your follower)
- 实现创建一个24小时的动态呈现在动态主页里面
  (Present as story in dynamic sector in 24 hours only)
- 用途是让关注者更容易的发现你的动态,
  (For allowing the follower to catch up with your story easily)
- 一个增加曝光率的功能
  (A feature for boosting exposure)


12:37
janehwa0817

13

新功能
(New Features)

6. 优惠卷
(6. Coupon)

- 使用 yipps 积分兑换优惠卷
  (Exchange from Yipps point to coupon)

- 成立优惠卷钱包
  (Setup a coupon wallet)

- 让用户所购买的优惠卷可以有规律的储存在这个优惠卷钱包里
  (Allow purchased coupon to be properly store in this wallet)



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09

7. 小程序
(7. Applets)

- 什么是Yippi 小程序 ？它 Yippi 生态系统中的子应用程序
  (What is the Yippi applet? It is a sub-application in the Yippi ecosystem)

- 有了Yippi小程序之后呢，我们才能真正发挥Yippi 的生态圈
  (With the Yippi applet, we maximize the play of Yippi ecosystem)

- 技术方面，我们将会提供 SDK, 以及小程序网页版，让小程序创建者能直接到网站学习，以及得到 Yippi 小程序的创建资料
  (In terms of technology, we will provide the SDK, and the applet web version, so that the creator of the applet can go directly to the website to learn, and get the creation information of the Yippi applet)

- 用户可以通过 Yippi 的商业号，公众号，发现板块，以及扫二维码直接搜索到小程序
  (Users can directly search the applet through Yippi's business account, public account, discovery section, and scanning QR code)

15

消费系统积分
Consumer Point System

为未来电商金融做准备（蚂蚁积分）
(Prepare for the future of e-commerce finance (Ant-Point))

- 为未来的电商金融进行准备
  (Prepare for the future of e-commerce finance)
- 任何现在在 Yippi 平台所有消费都会计算在个人积分
  (Any purchase in Yippi will earn personal points)
- 未来将会根据个这个人积分作为个人的信誉
  (Personal credibility will be determine by personal points in future)
- 这个信誉将会直接影响和决定未来用户在平台里能够使用分期付款和贷款购物的权利
- (Credibility will directly impact the decision whether allowing to purchase under installment scheme or loan scheme)



您好，陈陈
您当前在平台的信誉积分处于
92%
良好
平台总花费
12,871.50 Yipps
平台充值
10,921.00 Yipps
打赏过的用户
612 位
打赏过的动态
8,274 个
被举报次数
0

谢谢

Thank You